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EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of DirectView, Inc.(the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Michelle Ralston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

         1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                      /s/ Michelle Ralston
             Michelle Ralston, Chief Financial Officer and Principal
                                    Accounting Officer
April. 18, 2006